UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2020

Transphorm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55832	82-1858829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
75 Castilian Drive
Goleta, CA 93117
(Address of principal executive offices, including zip code)
(805) 456-1300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On February 14, 2020, Transphorm, Inc. (f/k/a Peninsula Acquisition Corporation) (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing the consummation, on February 12, 2020, of a merger between Transphorm Technology, Inc. (f/k/a Transphorm, Inc.), a privately held Delaware corporation (“Transphorm Technology”) and Peninsula Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company. Pursuant to this transaction (the “Merger”), Transphorm Technology became a wholly-owned subsidiary of the Company. Following the effective time of the Merger, the Company’s predecessor, Peninsula Acquisition Corporation, adopted Transphorm Technology’s former company name, “Transphorm, Inc.,” and has been continuing the existing business operations of Transphorm Technology.
The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend Exhibits 99.1 and 99.2 of Item 9.01 of the Original Form 8-K filed on February 14, 2020 to update and refile:
(a) the “Audited financial statements as of and for the years ended December 31, 2018 and 2017” originally filed as Exhibit 99.1 to the Original Form 8-K, to add (i) a reference to Note 1 on the consolidated balance sheets relating to the Company's Convertible Preferred Stock which was retroactively restated as a result of the Merger and (ii) a paragraph that the Company evaluated subsequent events through the date of the filing of the Original Form 8-K; and
(b) the “Unaudited financial statements as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018” originally filed as Exhibit 99.2 to the Original Form 8-K to add a reference to Note 1 on the consolidated balance sheets relating to the Company's Convertible Preferred Stock which was retroactively restated as a result of the Merger.
No other changes have been made to the Original Form 8-K.
References to the exhibits other than Exhibit 99.1 and Exhibit 99.2 in this Form 8-K/A are references to the exhibits filed with the Original Form 8-K. This Form 8-K/A should be read in conjunction with the Original Form 8-K and with our filings with the SEC subsequent to the Original Form 8-K. The Form 8-K/A speaks as of the filing date of the Original Form 8-K, and we have not updated the disclosures contained therein or herein to reflect any events which occurred at a date subsequent to the filing of the Original Form 8-K. Defined terms not otherwise defined herein shall have the meaning ascribed to such terms in the Original Form 8-K, except that all references to the “Report” shall now refer to the Original Form 8-K, as amended by this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.
        (a) Exhibits.
Exhibit Index

Exhibit Number	Exhibit Description
2.1 ‡^	Agreement and Plan of Merger and Reorganization, dated February 12, 2020, by and among the Registrant, Peninsula Acquisition Sub, Inc. and Transphorm Technology
3.1 ^	Certificate of Merger relating to the merger of Peninsula Acquisition Sub, Inc. with and into Transphorm Technology, filed with the Secretary of State of Delaware on February 12, 2020
3.2 ^	Certificate of Amendment to Certificate of Incorporation, filed with the Secretary of State of Delaware on February 12, 2020
3.3 ^	Form of Amended and Restated Certificate of Incorporation of the Registrant, to be filed with the Secretary of State of Delaware
3.4 ^	Amended and Restated Bylaws of the Registrant, as currently in effect
4.1 *^	Form of Registration Rights Agreement
4.2 ^	Stockholders Agreement, dated February 13, 2020, by and between the Registrant and KKR
10.1.1 *^	Engagement Letter, dated October 22, 2019, by and between B. Riley FBR, Inc. and Transphorm Technology (“B. Riley Engagement Letter”)
10.1.2 *^	Amendment No. 1 and Consent to B. Riley Engagement Letter, dated November 13, 2019, by and between B. Riley FBR, Inc. and Transphorm Technology
10.2 *^	Engagement Letter, dated November 14, 2019, by and between Craig-Hallum Capital Group LLC and Transphorm Technology
10.3.1 #^	2007 Stock Plan
10.3.2 #^	Form of Stock Option Agreement under 2007 Stock Plan
10.4.1 #^	2015 Equity Incentive Plan
10.4.2 #^	Form of Stock Option Agreement under 2015 Equity Incentive Plan
10.5 #^	2020 Equity Incentive Plan
10.6 ^	Form of Lock-Up Agreement
10.7 *^	Form of Subscription Agreement
10.8 #^	Offer Letter, dated as of October 13, 2015, by and between Transphorm Technology and Mario Rivas
10.9 #^	Offer Letter, dated as of March 22, 2007, by and between Transphorm Technology and Primit Parikh
10.10 #^	Offer Letter, dated as of October 14, 2015, by and between Transphorm Technology and Cameron McAulay
10.11.1 †^	Award Contract, dated December 13, 2018, by and between Transphorm Technology and Naval Air Warfare Center Aircraft Division
10.11.2 †^	Amendment of Solicitation, dated February 14, 2019, by and between Transphorm Technology and Naval Air Warfare Center Aircraft Division
10.11.3 †^	Amendment of Solicitation, dated June 6, 2019, by and between Transphorm Technology and Naval Air Warfare Center Aircraft Division
10.11.4 ^	Amendment of Solicitation, dated September 12, 2019, by and between Transphorm Technology and Naval Air Warfare Center Aircraft Division
10.11.5 †^	Amendment of Solicitation, dated November 27, 2019, by and between Transphorm Technology and Naval Air Warfare Center Aircraft Division
10.12.1 †^	Joint Venture Agreement, dated as of May 23, 2017, by and among Aizu Fujitsu Semiconductor Limited, Fujitsu Semiconductor Limited, Transphorm Technology and Transphorm Aizu, Inc.
10.12.2 †^
First Amendment to the Joint Venture Agreement, dated as of September 1, 2018, by and between Aizu Fujitsu Semiconductor Limited, Fujitsu Semiconductor Limited, Transphorm Technology and Transphorm Aizu, Inc.

10.13.1 †^	Supply Agreement, dated April 4, 2018, between Transphorm Technology and Nexperia
10.13.2 ^	Amendment No. 1 to Supply Agreement, dated February 7, 2020, between Transphorm Technology and Nexperia

Exhibit Number	Exhibit Description
10.14.1 †^	Loan and Security Agreement, dated April 4, 2018, between Transphorm Technology and Nexperia
10.14.2 †^	Amendment No. 1 to Loan and Security Agreement, dated March 21, 2019, between Transphorm Technology and Nexperia
10.14.3 ^	Amendment No. 2 to Loan and Security Agreement, dated February 7, 2020, between Transphorm Technology and Nexperia
10.15.1 †^	Development and License Agreement, dated April 4, 2018, between Transphorm Technology and Nexperia
10.15.2 †^	Amendment No. 1 to Development and License Agreement, dated March 21, 2019, between Transphorm Technology and Nexperia
10.15.3 ^	Amendment No. 2 to Development and License Agreement, dated February 7, 2020, between Transphorm Technology and Nexperia
10.16.1^	Standard Industrial/Commercial Multi-Tenant Lease, dated June 23, 2010, by and between Transphorm Technology and Castilian LLC, for the premises located at 75 Castilian Drive, Goleta, CA 93117
10.16.2 ^	First Amendment to Lease, dated January 22, 2016, by and between Transphorm Technology and Castilian, LLC, for the premises located at 75 Castilian Drive, Goleta, CA 93117
10.17.1 ^
Standard Industrial/Commercial Multi-Tenant Lease, dated October 14, 2008, by and between Transphorm Technology and Frieslander Holdings, LLC and Nederlander Holdings, LLC, for the premises located at 111 Castilian Drive, Suite B, Goleta, CA 93117

10.17.2 ^
First Amendment to Standard Industrial/Commercial Multi-Tenant Lease, dated March 17, 2009, by and between Transphorm Technology and Frieslander Holdings, LLC and Nederlander Holdings, LLC, for the premises located at 111 Castilian Drive, Suite B, Goleta, CA 93117

10.17.3 ^
Second Amendment to Standard Industrial/Commercial Multi-Tenant Lease, dated August 1, 2011, by and between Transphorm Technology and Frieslander Holdings, LLC and Nederlander Holdings, LLC, for the premises located at 115 Castilian Drive, Suite B, Goleta, CA 93117, formerly known as 111 Castilian Drive, Suite B, Goleta, CA 93117

10.17.4 ^
Third Amendment to Standard Industrial/Commercial Multi-Tenant Lease, dated November 24, 2015, by and between Transphorm Technology and Frieslander Holdings, LLC and Nederlander Holdings, LLC, for the premises located at 115 Castilian Drive, Suite B, Goleta, CA 93117, formerly known as 111 Castilian Drive, Suite B, Goleta, CA 93117

10.18 ^	Form of Director and Officer Indemnification Agreement
10.19 ^	Form of Pre-Merger Indemnity Agreement
10.20.1 *^	Warrant to Purchase Stock, dated November 3, 2010, by and between Transphorm Technology and Silicon Valley Bank (“SVB Warrant”)
10.20.2 ^	Letter Amendment to SVB Warrant, dated May 21, 2015, by and between Transphorm Technology and SVB Financial Group
10.20.3 ^	Amendment to SVB Warrant, dated February 4, 2020, by and between Transphorm Technology and SVB Financial Group
10.21.1 *^	Warrant to Purchase Shares of Series Preferred Stock, dated November 3, 2010, by and between Transphorm Technology and Leader Equity, LLC (“Leader Warrant”)
10.21.2 ^	Letter Amendment to Leader Warrant, dated May 21, 2015, by and between Transphorm Technology and Leader Ventures, LLC
10.21.3 ^	Amendment to Leader Warrant, dated February 4, 2020, by and between Transphorm Technology and Leader Ventures, LLC
10.22.1 ^	Plain English Warrant Agreement, dated November 3, 2010, by and between Transphorm Technology and TriplePoint Capital, LLC (“First TriplePoint Warrant”)
10.22.2 ^	Plain English Warrant Agreement, dated December 2, 2010, by and between Transphorm Technology and TriplePoint Capital, LLC (“Second TriplePoint Warrant”)
10.22.3 ^	Letter Amendment to First TriplePoint Warrant and Second TriplePoint Warrant, dated May 20, 2015, by and between Transphorm Technology and TriplePoint Capital LLC
10.22.4 ^	Amendment to First TriplePoint Warrant, dated February 10, 2020, by and between Transphorm Technology and TriplePoint Capital LLC
10.22.5 ^	Amendment to Second TriplePoint Warrant, dated February 10, 2020, by and between Transphorm Technology and TriplePoint Capital LLC
10.23.1 *^	Subordinated Convertible Promissory Note, dated October 4, 2017, by and between Transphorm Technology and Yaskawa

Exhibit Number	Exhibit Description
10.23.2 ^	Waiver, Consent and Amendment Agreement, dated March 16, 2018, by and between Transphorm Technology and Yaskawa
10.23.3 ^	Consent, Guaranty and Amendment Agreement, dated February 10, 2020, by and between Transphorm Technology and Yaskawa
10.24.1 †^	License Agreement dated September 1, 2007, by and between Transphorm Technology and The Regents of the University of California
10.24.2 †^	Eleventh Amendment to License Agreement dated October 29, 2019, by and between Transform Technology and the Regents of the University of California
10.25 †^	Intracompany License Agreement, dated Oct. 14, 2019, by and between Transphorm Japan and Transphorm Technology
10.26 ^	Letter Agreement, dated February 5, 2020, by and between Transphorm and Marelli Corporation
10.27 ^	Letter Agreement, dated February 3, 2020, by and between Transphorm and Yaskawa
10.28 ^	Indemnification Agreement, dated February 12, 2020, by and between Transphorm Technology and KKR
16.1 ^	Letter from Raich Ende Malter & Co. LLP as to the change in certifying accountant, dated as of February 13, 2020
99.1	Audited financial statements as of and for the years ended December 31, 2018 and 2017
99.2	Unaudited financial statements as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018
99.3 ^	Pro forma financial information as of September 30, 2019 and for the nine month period ended, and for the year ended December 31, 2018
‡ Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally a copy of any of the omitted schedules and exhibits to the SEC on a confidential basis upon request.
^ Incorporated by reference to the Registrant’s Current Report on Form 8-K filed on February 14, 2020.
* Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally a copy of any of the omitted schedules and exhibits to the SEC on a confidential basis upon request.
# Indicates management contract or compensatory plan.
† Portions of the exhibit, marked by brackets, have been omitted because the omitted information (i) is not material and (ii) would likely cause competitive harm if publicly disclosed.

Signature
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transphorm, Inc.

Dated: March 25, 2020	By:	/s/ Mario Rivas
Mario Rivas
Chief Executive Officer